Right of Use Assets - Additional information (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Right of Use Assets
Lease liabilities	€ 25	€ 21	€ 30
Short-term lease expense	180	53	34
Total cash outflow for all leases excluding variable lease fee	283	728	315
Repayment of lease liability	283	728	315
Rental above standby rate			196
Cash outflow for leases that are not capitalised	180	53	34
Total cash outflow for all leases	€ 463	€ 781	€ 545